UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
____________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013
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Libbey Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (419) 325-2100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On October 29, 2013, Libbey Inc. (“Libbey” or the “Company”) issued a press release announcing financial results for the third quarter ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On October 29, 2013, Libbey issued a press release announcing that, after more than 43 years with Libbey, Richard I. Reynolds has elected to retire as Executive Vice President, Strategy Program Management, by December 31, 2013. Mr. Reynolds will continue to serve as a member of the Board of Directors of the Company until its 2014 annual meeting of shareholders.

In recognition of Mr. Reynolds’s contributions to Libbey over the past 43 years, including as chief financial officer, chief operating officer and executive vice president of strategy program management, the Compensation Committee of the Board of Directors of the Company elected to accelerate, to the date of Mr. Reynolds’s retirement, vesting of all unvested nonqualified stock options and restricted stock units granted to Mr. Reynolds prior to January 1, 2013. All unvested nonqualified stock options and restricted stock units granted to Mr. Reynolds in February 2013 automatically vest upon Mr. Reynolds’s retirement, since he is over the age of 65. Shares underlying restricted stock units will be issued to Mr. Reynolds on the first day of the seventh month following his separation from service with the Company.

Additionally, Mr. Reynolds will be entitled to receive payouts under the Company’s 2013 Senior Management Incentive Plan (“SMIP”) and under the performance cash component of the Company’s 2011, 2012 and 2013 long-term incentive plans (“LTIPs”). Payouts under the SMIP and the LTIPs will be in the amounts actually earned, prorated to the date of Mr. Reynolds’s retirement, and will be paid between January 1 and March 15th of the respective calendar years immediately following the end of the relevant performance cycles.

Item 9.01 Financial Statements and Exhibits

d) Exhibits 99.1 Press release dated October 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Libbey Inc. Registrant
Date: October 29, 2013	By:	/s/ Sherry L. Buck
Sherry L. Buck
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Text of press release dated October 29, 2013